SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2001
                                                        -------------------

                            REWARD ENTERPRISES, INC.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                000-27259                98-0203927
      -----------------     ----------------------      -------------------
 (State or other jurisdiction    (Commission               (IRS Employer
        of incorporation)        File Number)            Identification No.)

      10780 Santa Monica Blvd., Suite 280, Los Angeles, California   90025
-------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)


          Registrant's telephone number, including area (310) 474-6070
                                                         --------------

Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets

On September 24, 2001, Reward Enterprises, Inc. ("Reward") entered into an Exclusive Rights Agreement (the "Agreement") with Live Media Events, Inc. ("Live"), a company incorporated under the laws of the State of Delaware. Pursuant to the terms of the Agreement, Reward acquired a five-year license for the exclusive right to use certain assets of Live including, but not limited to, trademarks, copyrights, licenses, customer lists, graphic duplication rights, reproduction rights, media and electronic media rights, technology, business plans, economic partnership rights, marketing and commercialization rights and other intellectual and contractual rights related to the business activities of Live. Under the Agreement, Reward shall also have the exclusive right to access and use, for a period of five years, Live's data base of customers, partners, sponsors, vendors, advertisers, suppliers and all subscriber email lists. In addition to the aforementioned rights, Reward shall have the exclusive use and control of Live's website, website content and associated domain names for a period of five years. Finally, the Agreement grants Reward the right to purchase the aforementioned assets and rights of Live for a period of five years for the amount of $100,000.00 payable in cash or shares of the Common Stock of Reward.

In consideration of the rights granted by Live to Reward, Reward agrees to deliver 2,200,000 Rule 144 shares in the Common Stock of Reward, warrants allowing Live to acquire an additional 1,820,000 shares in the Common Stock of Reward for a period of 90 days from the closing of the Agreement (November 15, 2001) at an exercise price of $0.30 per share, and to pay Live a royalty in the amount of twenty percent (20%) of the adjusted gross profits resulting from the use of the assets licensed to Reward, such royalty to be in no case less than the actual expense associated with Live's existing office lease.

Reward and Live are unrelated parties and the terms of the Agreement were negotiated at arm's length.

A copy of the Exclusive Rights Agreement is filed as an exhibit to this current report. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 3. Bankruptcy or Receivership.

There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies described in this Form 8K.

Item 4. Changes in Registrant's Certifying Accountant.

N/A

Item 5. Other Events.

N/A

Item 6. Resignations of Registrant's Directors.

N/A

Item 7. Financial Statements and Exhibits.

   Exhibit No.           Description
----------------     -----------------------------------------------------------
10.1                 Exclusive Rights Agreement dated as of September 24, 2001
                     between Reward Enterprises, Inc. and Live Media Events,
                     Inc.

Item 8. Change in Fiscal Year.

N/A

Item 9. Regulation FD Disclosure.

N/A


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Reward Enterprises, Inc.
                                 ---------------------------------------
                                               (Registrant)

                                         /s/ Warren Withrow
                                 ---------------------------------------
Date:   November 14, 2001                Warren Withrow, Director
     ------------------------

Exhibits:

10.1 Exclusive Rights Agreement dated as of September 24, 2001 between Reward Enterprises, Inc. and Live Media Events, Inc.

Exhibit 10.1

                           Exclusive Rights Agreement
                                 By and Between
                             Live Media Events, Inc,
                                       and
                            Reward Enterprises, Inc.

This Exclusive Rights Agreement (the "Agreement") is entered into this 24th day of September 2001 by and between Reward Enterprises, Inc., a publicly traded Nevada corporation (*hereinafter referred to as the "Buyer" and "Reward"), and Live Media Events, Inc., a company organized under the laws of the state of Delaware ("hereinafter referred to as the "Seller" and "Live"), with respect to the following facts:

                                      RECITALS

Whereas, The Seller is in the business of owning, licensing and operating public lifestyle events, generally tied to a specific theme, offering a broad range of activity and generally including food, music or other themed entertainment in a desirable or unique setting. The Seller has certain rights to festivals, festival names, festival operations, intellectual property, trademarks, copyrights, licenses, customer lists, graphic duplications rights, reproduction rights, media and electronic media rights, sale and resale rights, economic partnership rights, technology, business plan, licenses and agreements, database, vendor list, suppliers, email lists, domain names, website content, and web page designs (hereinafter collectively the "Property"); and,

Whereas, Reward is a publicly traded corporation with no existing revenue that desires to acquire Seller's Property and revenue stream; and,

Whereas, The Seller intends by this document to convey to Reward, the exclusive use of all of the Property for a period of five (5) years (the "Term") for the compensation herein described; and,

Whereas, Seller's Property requires developmental funding in order to maximize potential revenue and profit; and,

Whereas, The Seller grants Reward the right to license the use of the Property for the Term; and,

Whereas, The Seller grants Reward the right to purchase the Property from Seller in the future on the terms described herein.

NOW, THEREFORE, in consideration of the mutual agreements herein and incorporating the foregoing recitals into the body of this Agreement in full, the parties hereto agree as follows:

1.   Exclusive Use of the Property.
     -----------------------------

     a. On the terms of, and subject to the conditions set forth in this Agreement, Seller agrees to convey, assign, transfer and deliver to the Buyer and the Buyer agrees to compensate the Seller, at the closing (the "Closing") on or before November 15, 2001 ("Closing Date"), the exclusive, unfettered, uninterrupted use for a period of five years from the date of the closing as established by the signatures to this Agreement below, of the Property, as per Exhibit A.
     b. The Property will remain exclusively under the use and control of Reward for the Term, subject to the provisions hereof.

2.   Obligations.
     -----------

     On the Closing Date, Buyer shall:
     a. Order its transfer agent (Pacific Stock Transfer Company) to deliver the Shares of stock as required by Section 3 (Compensation).
     b.   Deliver the documentation for the Warrant Shares.


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 2 of 10



3.   Compensation.
     ------------

     For and in consideration of the exclusive use of the Property during the Term, Buyer agrees to pay Seller the following compensation:

     a. 2,200,000 shares of Reward Enterprises, Inc. Common Stork - Restricted for 12 months under Rule 144 (referred to hereinafter as the "Shares"). The Shares are to be fully paid and non-assessable.
     b. Ninety (90) day warrants in the form attached hereto as Exhibit B, to purchase an aggregate amount of 1,820,000 Shares at a strike prim of thirty. ($30) cents USD per share (referred to hereinafter as the "Warrant Shares"). In the event Rewards stock price has failed to exceed sixty ($.60) cents for thirty (30) consecutive days during said warrants' exercise period, the exercise period shall be automatically extended for a 90 day period. Following the final day on which they may be exercised, all unexercised warrants shall revert back to Reward.
     c. Pay to Live a royalty fee of twenty (20%) percent of the adjusted gross profits from the operations of the Property, as defined in Exhibit C attached hereto, but at no time shall it be less than Live's actual lease expense.

4.   The Right to Purchase.
     ---------------------

     Buyer shall have the exclusive right to purchase the Property at any time during the Term for the amount of one hundred thousand dollars ($100,000) in cash or stock at the option of the Buyer, subject to Buyers giving Seller 30 days prior written notice of its intention to buy. Said written notice shall be delivered to the Seller by certified mail to Sellers address set forth herein. The 30- day period will be counted from the day of mailing within the continental US.

5.   Closing.
     -------

     The Closing shall take place on November 15, 2001 the "Closing Date", at the offices of Reward at 10780 Santa Monica Blvd. #280 Los Angeles, California, at 7:00 PM, PST or at such other time and place as the parties may agree upon in writing.

6.   Deliveries at Closing.
     ---------------------

     At the Closing on the Closing Date:

     a. Seller shall deliver to Buyer all information, and files (including of electronic files) that relate to the exclusive and uninterrupted use of all of the Property.
     b. Buyer shall deliver all necessary documents evidencing transfer of the Warrants.
     C. Buyer shall deliver to Seller a true copy of its request to its transfer agent (Pacific Stock Transfer Company) to issue and deliver Seller's shares of stock as required by Section 3 (Compensation).
     d. Buyer shall deliver to Seller evidence of its compliance with Paragraph 8i.

7.   Representations and Warranties of Seller.
     ----------------------------------------

     Seller hereby represents and warrants to Buyer that

     a. Seller is a company duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller has the requisite power and authority to own and operate its assets, properties and business and to carry on its business as now conducted.
     b. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by valid actions of Seller's board of directors. When executed by Sellers authorized representatives, this Agreement will constitute a legal, valid and binding agreement.


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 3 of 10


     c. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any ken, charge or encumbrance upon the Property for any reason.
     d. Buyer's exclusive fight to utilize the Property is not subject to any material liability, absolute or contingent, which is not set forth in this Agreement, nor is the Seller subject to arty liability, absolute or contingent that would effect Buyer's ability to have the exclusive use of the Property, which has not been disclosed to and acknowledged by the Buyer in writing prior to the Closing Date.
     e. Seller has all licenses and permits (federal, state and local) necessary to conduct its business and such licenses and permits are in full force and effect. No violations are or have been recorded in respect of such licenses or permits and no proceeding is pending or threatened which could result in the revocation or limitation of any of such licenses or permits.
     f. No other consent is necessary to effect the transfer to Buyer of the Property and, upon the Closing, Buyer will be entitled to use the Property to the full extent that Seller used the same immediately prior to the Closing.
     g. Seller has not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.
     h. Neither this Agreement nor any exhibit hereto delivered by Seller pursuant to this Agreement contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make the statements contained herein and therein, in light of the circumstances under which they are made, not materially misleading.
     i. Seller has had access to all published information regarding the assets, properties, business and finances of Buyer. Seller has read and understood all published reports and documents relating to Buyer.

8.   Representations and Warranties of Buyer.
     ---------------------------------------

     Buyer hereby represents and warrants to Seller that:

     a. Buyer is a publicly traded corporation duty organized, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. Buyer is current in all filings with and/or required by the United States Securities and Exchange Commission.
     b. Buyer has taken all requisite corporate action to authorize and approve the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes a legal, valid and binding agreement of Buyer.
     c. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate Buyer's Articles of Incorporation or Bylaws or any agreement, contract or other instrument to which Buyer is a party, or any statute, rule, regulation, order, judgment, award or decree.
     d. Of the authorized capital stock of Reward 12,270,000 shares are currently issued and outstanding on the date of this Agreement.
     e. The Shares, when issued and delivered by Reward in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.
     f. Buyer has no material assets other than cash and its business plan or material liabilities as of the date of this Agreement nor as of the Closing Date, other than the Property to be acquired by the Buyer pursuant to this Agreement.
     g. Neither this Agreement nor any exhibit to this Agreement nor any written statement or certificate furnished by Buyer in connection with this Agreement contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make the statements contained herein and therein, in fight of the circumstances under which they are made, not materially misleading.


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 4 of 10


     h. Buyer has had access to complete information regarding the assets, properties, business and finances of Seller. Buyer has met and discussed the assets, properties, business and finances of Seller with Seller's officers, and directors, and have received, read and understood all reports and documents relating to Seller.
     i. Buyer warrants and represents that it has or shall have, as of closing, and at specific dates thereafter, sufficient cash to operate the Property in accordance with Exhibit D attached hereto. Failure to comply with the dates and amounts referenced in Exhibit D attached hereto shall constitute a material breach of this agreement.

9.   Further Assurances.
     ------------------

     Following the Closing, the parties hereto agree to take such actions and execute, acknowledge and deliver to Buyer such further instruments of assignment, assumptions, conveyance and transfer and take any other action as Buyer may reasonably request in order to more effectively allow the Buyer the exclusive uninterrupted use of the Property.

10.  Survival of Representations and Warranties.
     ------------------------------------------

     All representations and warranties made by each of the parties hereto shall survive the closing for a period of three years after the Closing Date.

11.  Indemnification.
     ---------------

     a. Seller agrees to indemnify, defend and hold harmless Buyer against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorneys' fees, incurred by Buyer arising, resulting from, or relating to any misrepresentation of a material fact or omission to disclose a material fact made by Seller in this Agreement, any exhibits to this Agreement or in any other document furnished or to be furnished by Seller under this Agreement, or any breach of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Seller under this Agreement.
     b. Buyer agrees to indemnify, defend and hold harmless Seller against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorneys~ fees, incurred by Seller arising, resulting from or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit, arising under any law or statute, or other document furnished or to be furnished by Seller under this Agreement, or by reason of any act or omission of Buyer or any of its successors and assigns after the Closing Date that constitutes a breach or default under, or a failure to perform, any obligation, duty or liability of Seller which is expressly assumed by the Buyer pursuant to Paragraph 2 of this Agreement.

12.  Investment Commitment.
     ---------------------

     Seller and any of its owners, principals, shareholders and/or affiliates receiving the Common Stock of Reward (the "Shares") pursuant to this Agreement represent to Buyer as follows:

     a. The Shares are being acquired for Seller's own account for investment only and not with a view to the distribution or resale of all or any portion of the Shares.
     b. Seller has had access to complete published information regarding the assets, properties, business and finances of Buyer. Seller has met and discussed the published assets, properties, business and finances of Buyer with Buyer's officers and directors, and have received, read and understood all published reports and documents relating to Buyer.

                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 5 of 10


     c. Seller will riot directly or indirectly, offer or sell, transfer or otherwise dispose of all or any portion of the Shares, except to its shareholder base, nor solicit any offer to buy, purchase or otherwise acquire all or any portion of the Shares, after the Closing Date, unless the Shares are duly registered under the Securities Act of 1933, as amended (the "Act") and under applicable state securities laws, or such proposed offer, sale, transfer or other disposition of the Shares is exempt from the registration requirements of the Act and applicable state securities laws.
     d. Certificates representing the Shares may bear a legend in form and substance satisfactory to counsel to the parties referring to the investment commitment contained in this Agreement, that the Shares have not been registered under the Act or any state securities laws, and that no transfer of the Shares may be made unless the Shares are registered under the Act or an exemption from such registration is available.
     e. Seller will provide Buyer with all information relating to Seller, including complete details as to their proposed disposition of the Shares, required in connection with any Registration Statement filed pursuant to this Agreement and any amendments thereto or required by the Securities and Exchange Commission.
     f. Buyer shall provide to Seller an opinion of Buyer's counsel concerning the earliest date upon which the shares transferred hereunder may be registered and sold by Seller.

13.  Rights of Reward.
     ----------------

     Reward will have the unrestricted right to engage in any other Event, Festival, Media, Commerce, or Internet Operation, Development or any related venture anywhere in the world, in addition to the business related to the use of the Property purchased as described herein in this Agreement.

14.  Notice.
     ------

     Notice will deemed to be given by one party to the other parties of this Agreement upon personal delivery by messenger, air courier, express mail or certified registered mail, return receipt requested, or upon facsimile or telegram, or three days after mailing by first class mail by the party giving the notice, addressed to the parties as indicated below their signatures to this Agreement, or to any other address or facsimile numbers provided to the parks in writing in accordance with this Agreement by the party making the change, except as otherwise herein provided.

15.  Damages Inadequate.
     ------------------

     Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

16.  Injunctive Relief.
     -----------------

     It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge as a defense ft-A there is an adequate remedy at law.

17.  Waivers.
     -------

     If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 6 of 10


19.  Successors and Assigns.
     ----------------------

     Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest

20.  Attorney's Fees.
     ---------------

     In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorney's fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement including but not limited to post judgment costs.

21.  Entire and Sole Agreement.
     -------------------------

     This Agreement constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

22.  Governing Law.
     -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of California. The venue for any action or proceeding brought under this Agreement will be in the appropriate forum in the County of Los Angeles, State of California.

23.  Severability.
     ------------

     The provisions of this Agreement are meant to be enforced severally so that the determination that one or more provisions are enforceable or invalid shall not affect or render invalid any other provision of this Agreement, and such other provisions shall continue to be in full forced in accordance with their terms.

24.  Rights Cumulative.
     -----------------

     All rights and remedies under this Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance of performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

25.  Captions.
     --------

     The paragraph and other headings contained in this Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

26.  Legal Holidays.
     --------------

     In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a business day in Los Angeles, California, such action, delivery or payment need not be made on that date, but may be made on the next succeeding business day.

27.  Counterparts.
     ------------

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

28.  Parties.
     -------

     This Agreement shall inure solely to the benefit of and shall be binding upon the parties hereto and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein.


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 7 of 10


                     ACCEPTANCE BY MAJORITY OF SHAREHOLDERS:

I, Howard Mauskopf, as President and Chairman of the Board of Live Media Events, Inc., hereby agree to and accept all of the terms and conditions of this agreement. I further represent that I am the owner of 1,128,394 shares of fully paid common stock of Live Media Events, Inc., and that there are no fewer than 5,800,000 shares and no greater than 6,000,000 shares of Live Media Events, Inc., issued and outstanding at the time of signing.


By:________________________________________________
   Howard Mauskopf

Date: _____________________________________________

--------------------------------------------------------------------------------

I, Harvey Bibicoff, as an individual investor hereby agree to and accept all of the terms and conditions of this agreement. I further represent that I am the owner of 1, 128,394 shares of fully paid common stock of Live Media Events, Inc., and that there are no fewer than 5,800,000 shares and no greater than 6,000,000 shares of Live Media Events, Inc., issued and outstanding at the time of signing.

By:________________________________________________
Harvey Bibicaff

Date: _____________________________________________


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 8 of 10


29.  Authority.
     ---------

     All signatories to this Agreement do hereby declare that they have the authority to execute this Agreement on behalf of the parties to this Agreement.

PURCHASER:           REWARD ENTERPRISES, INC.
                     a Nevada Corporation
                     10780 Santa Monica Blvd. #280 Los Angeles, California 90025
                     Phone: 310-474-6070 Fax:
                     By:__________________________________________
                        Warren K Withrow, President
                     Date:________________________________________

SELLER:               LIVE MEDIA EVENTS, INC.,
                      a DELAWARE Corporation
                      8730 Wilshire Blvd., Suite #4 10, Beverly Hills, CA 90211
                      Phone: (310) 358-9090 Facsimile (310)358-0269

                      By:_________________________________________
                         Howard Mauskopf, President

                      Date:_______________________________________


                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 9 of 10


                                    EXHIBIT A

                                 LIST OF RIGHTS

FESTIVALS:

1.     BEST OF ORANGE COUNTY
2.     BEST OF SAN DIEGO
3.     CYBERNET FESTIVAL
4.     EFESTIVAL
5.     GOURMETLA
6.     LATIN PARENT, BABY, CHILD EXPO
7.     LOS ANGELES GALIC FESTIVAL
8.     LOS ANGELES SALSA FESTIVAL
9.     PARENT, BABY, CHILD EXPO
10.    RETRO SHOW
11.    SCOTTSDALE ARTS FESTIVAL
12.    TASTE OF VENTURA COUNTY
13.    VIVA! LOS ANGELES

INTELLECTUAL PROPERTIES:

1.     LIVE MED A EVENTS, INC. BUSINESS PLAN
2.     LIVE MEDIA EVENTS, INC. PRIVATE PLACEMENT MEMORANDUM
3. ALL COPYRIGHTS ASSOCIATED TO FESTIVALS AND RELATED MEDIA AND MARKETING MATERIALS AND WEB CONTENT
4. ALL TRADEMARKS ASSOCIATED TO FESTIVALS AND RELATED MEDIA AND MARKETING MATERIALS AND WEB CONTENT
5.     LIVE MEDIA EVENTS, INC. GRAPHIC AND LOGO DESIGN
6.     LIVE MEDIA EVENTS, INC. REGISTERED NAME
7.     ALL MEDIA RIGHTS
8.     ELECTRONIC MEDIA RIGHTS

AGREEMENTS:

1.     PARTNERSHIP AGREEMENTS
2.     LICENSING AGREEMENTS
3.     MANAGEMENT AGREEMENTS

WEBSITE CONTENT AND DOMAINS

1.     EFESTIVALS.COM
2.     EFESTIVAL.COM
3.     LIVEMEDIAEVENTS.COM



                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.

Exclusive Rights Agreement     Page 10 of 10


                                    EXHIBIT B

Buyer shall provide a copy of the Warrant for Seller's review within 72 hours of closing.

                                    EXHIBIT C

Adjusted gross profits for the purpose of this Agreement shall mean monies remaining after operational expenses are deducted from the revenue generated from the operation of the Property licensed from Live.

                                    EXHIBIT D

                            FINANCIAL STATUS OF BUYER

       1. Buyer shall have a cumulative amount of capital in Its bank account, between the time of this Agreement and the date of closing, in excess of $20,000 for operational use.

       2. Buyer shall have a cumulative amount of capital in its bank account between the time of this Agreement and the date of January 31st, 2002, in excess of $100,000 for operational Use.

       3. Buyer shall have a cumulative amount of capital in its bank account between the time of this Agreement and the date of March 15th, 2002, in excess of $200,000 for operational use.



                                               Buyer:     ________Seller:_______

CONFIDENTIAL - 2001 Reward Enterprises, Inc. 10780 Santa Monica Blvd, Suite 290,
                              Los Angeles, CA 90025

    Tel: 310.474.6070 Fax: 310.474.6071 Email: info@RewardEnterprises.com URL:
                             www.RewardEnterprises.